LONG-TERM BANK LOAN	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
LONG-TERM BANK LOAN
NOTE 15:-	LONG-TERM BANK LOAN

a.
As part of the Lioli’s acquisition in 2020, the Company assumed also a bank loan from commercial banks in India. As of December 31, 2021, the loan was presented under Short-term bank credit due to certain unmet covenents with the bank of India (see also Note 8).

b.
During 2022, lioli refinanced its old loan and signed on a new loan agreement with HDFC Bank. The new loan is denominated in Indian rupee and as of Dec 31, 2022 the new loan carries interest rate of 7.4% (MCLR+0.20%). The long-term loan repayable in equal monthly installment till September 2025 and outstanding balance as of December 31, 2022 is $4,340.

c.
The new loan is secured by creating charge on Lioli’s land, building and plant and machineries and current assets including stock, receivables and other current assets. The Company has also provided the stand by letter of credit as a security.